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                                                             Exhibit 99.(n)(ii)

                         AMENDED SCHEDULE OF PORTFOLIOS

                               WITH RESPECT TO THE

               AMENDED MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                               ING INVESTORS TRUST

PORTFOLIOS                                                          CLASSES
----------                                                          -------
Fund For Life Series                                      A       I        S
ING AIM Mid Cap Growth Portfolio                          A       I        S       R
ING Alliance Mid Cap Growth Portfolio                     A       I        S       R
ING American Funds Growth Portfolio                          No class designation
ING American Funds Growth-Income Portfolio                   No class designation
ING American Funds International Portfolio                   No class designation
ING Capital Guardian Large Cap Value Portfolio            A       I        S       R
ING Capital Guardian Managed Global Portfolio             A       I        S       R
ING Capital Guardian Small Cap Portfolio                  A       I        S       R
ING Developing World Portfolio                            A       I        S       R
ING Eagle Asset Capital Appreciation Portfolio            A       I        S       R
ING Evergreen Health Sciences Portfolio                   A       I        S       R
ING Evergreen Omega Portfolio                             A       I        S       R
ING FMR(SM) Diversified Mid Cap Portfolio                 A       I        S       R
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio       A       I        S       R
ING Hard Assets Portfolio                                 A       I        S       R
ING International Portfolio                               A       I        S       R
ING Janus Special Equity Portfolio                        A       I        S       R
ING Jennison Equity Opportunities Portfolio               A       I        S       R
ING JPMorgan Small Cap Equity Portfolio                   A       I        S       R
ING Julius Baer Foreign Portfolio                         A       I        S       R
ING Legg Mason Value Portfolio                            A       I        S       R
ING Lifestyle Aggressive Growth Portfolio                    No class designation
ING Lifestyle Growth Portfolio                               No class designation
ING Lifestyle Moderate Growth Portfolio                      No class designation
ING Lifestyle Moderate Portfolio                             No class designation
ING Limited Maturity Bond Portfolio                       A       I        S       R
ING Liquid Assets Portfolio                               A       I        S
ING Marsico Growth Portfolio                              A       I        S       R
ING Mercury Focus Value Portfolio                         A       I        S       R
ING Mercury Fundamental Growth Portfolio                  A       I        S       R
ING MFS Mid Cap Growth Portfolio                          A       I        S       R
ING MFS Research Portfolio                                A       I        S       R
ING MFS Total Return Portfolio                            A       I        S       R
ING PIMCO Core Bond Portfolio                             A       I        S       R
ING PIMCO High Yield Portfolio                            A       I        S       R
ING Salomon Brothers All Cap Portfolio                    A       I        S       R

PORTFOLIOS                                                          CLASSES
----------                                                          -------
ING Salomon Brothers Investors Portfolio                  A       I        S       R
ING Stock Index Portfolio                                         I
ING T. Rowe Price Capital Appreciation Portfolio          A       I        S       R
ING T. Rowe Price Equity Income Portfolio                 A       I        S       R
ING UBS U.S. Balanced Portfolio                           A       I        S       R
ING Van Kampen Equity Growth Portfolio                    A       I        S       R
ING Van Kampen Global Franchise Portfolio                 A       I        S       R
ING Van Kampen Growth and Income Portfolio                A       I        S       R
ING Van Kampen Real Estate Portfolio                      A       I        S       R

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